NYSE MKT – YUMA



Yuma Energy, Inc.

Positioned for Growth

October 2016 Investor Presentation

www.yumaenergyinc.com

Disclaimer and Pre-Merger Information

Stock Ticker (NYSE MKT) – YUMA

Common Stock Price [1] –$0.25

Market Cap.[1] – $18.1 million

Contact Information

Sam L. Banks
President and Chief Executive Officer

James J. Jacobs
Chief Financial Officer

Corporate Headquarters
1177 West Loop South, Suite 1825
Houston, Texas 77027
(713) 968-7000

Website
www.yumaenergyinc.com

Forward Looking Statements

This presentation contains forward-looking information regarding Yuma Energy, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Yuma's current expectations, beliefs, plans, objectives, assumptions and strategies. Forward looking statements often, but not always, can be identified by using words such as "expects," "anticipates," "plans," "estimates," "potential," "possible," "probable," or "intends," or where Yuma states that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Statements concerning oil, natural gas liquids and natural gas reserves also may be deemed to be forward-looking in that they reflect estimates based on certain assumptions including that the resources involved can be economically exploited. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: fluctuations in oil and natural gas prices; operational risks in exploring for, developing and producing crude oil and natural gas; uncertainties involving geology of oil and natural gas deposits; uncertainty of reserve estimates; uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters; uncertainties as to the availability and cost of financing; risks associated with derivative positions; inability of our management team to execute plans to meet our goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that laws, regulations or government policies may change or governmental approvals may be delayed or withheld. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on assumptions, estimates and opinions of management at the time the statements are made. Yuma's annual report on Form 10-K/A for the year ended December 31, 2015, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission ("SEC") filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Yuma does not assume any obligation to update forward-looking statements should circumstances or such estimates or opinions change.

Additional Information about the Transaction

In connection with the proposed reincorporation and merger, Yuma Delaware Merger Subsidiary, Inc. ("Yuma Delaware") has filed with the SEC, and the SEC declared effective on September 22, 2016, a registration statement on Form S-4, that includes a joint proxy statement/prospectus which provides details of the proposed reincorporation and merger, and the attendant benefits and risks. This presentation is not a substitute for the joint proxy statement/prospectus or any other document that Yuma or Yuma Delaware may file with the SEC or send to their shareholders in connection with the proposed reincorporation and merger. **INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS LATER FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.** You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Yuma and Yuma Delaware with the SEC at the SEC's website at www.sec.gov. You may also obtain these documents by contacting Yuma at Yuma Energy, Inc., Attention: Investor Relations, 1177 West Loop South, Suite 1825, Houston, Texas 77027, (713) 968-7000.

Participants in Solicitation

Yuma and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Yuma in respect of the proposed transaction. Information regarding Yuma's directors and executive officers is available in the joint proxy statement/prospectus and other relevant materials that may be later filed with the SEC if and when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Yuma using the sources indicated above. This presentation shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

1. Pre merger stock price and market cap. as of 9/30/2016

Additional Information

Disclaimer

We may use the terms "resource potential" and "EUR" in this presentation to describe estimates of potentially recoverable hydrocarbons that the SEC rules prohibit from being included in filings with the SEC. These are based on Yuma's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. These quantities do not constitute "reserves" within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules. "EUR," or Estimated Ultimate Recovery, refers to our management's internal estimates based on per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. For areas where Yuma has no or very limited operating history, EURs are based on publicly available information relating to operations of producers operating in such areas. For areas where Yuma has sufficient operating data to make its own estimates, EURs are based on internal estimates by Yuma's management and reserve engineers.

"Drilling locations" represent the number of locations that we currently estimate could potentially be drilled in a particular area estimated by well spacing assumptions applicable to that area. The actual number of locations drilled and quantities that may be ultimately recovered from Yuma's interests will differ substantially. There is no commitment by Yuma to drill all of the drilling locations which have been attributed these quantities.

Factors affecting ultimate recovery include: (1) the scope of our on-going drilling program, which will be directly affected by factors that include the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and (2) actual drilling results, including geological and mechanical factors affecting recovery rates. Most importantly, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Yuma Energy, Inc.

The Post-Merger Company Provides a Solid Platform for Growth

Proven Track-Record of Success

- Exploring TX & LA Gulf Coast since 1983
- 79% Exploration success rate over last 23 years
- Experienced & efficient operating team

Enhanced Financial Position & Discipline

- Improved balance sheet and liquidity
- Lower lifting cost & improved margins
- Target capital spending to stay within cash flow

Diversified & Predictable Production & Cash Flow

- Balanced PDP reserve mix – 61% Oil/NGLs & 39% Gas
- PDP reserves provide a solid foundation for growth
- Conventional and unconventional assets

Low Risk Growth from Existing Inventory

- Low cost, high impact & high ROR re-completions
- PUDS & Prospects economic at today's prices
- Conventional & unconventional opportunities

Actively Pursuing Acquisitions/Mergers

- Identify accretive M&A deals – contrarian to industry trends
- Capture value by acquiring out-of-favor cash flow positive assets while prices remain low

Highlights of the Merger

Definitive merger agreement announced February 12, 2016

- All Stock Merger – shareholder meeting set for Oct. 26th, 2016 to vote on transaction

Davis Brings to Pro Forma Company:

- Institutional shareholders with Bain Capital Credit, Evercore Partners and Red Mountain Partners
- Improved Borrowing Base, Diversification and Liquidity
- Davis assets compliment Yuma's technical, operational & commercial expertise in the Gulf Coast region of Texas & Louisiana
  - Cash flow positive assets
- Substantial Reserve Additions and Production
  - 4.8 MMBOE in proved reserves[1] (64% proved developed)
  - 1,831 BOE/d of production[2] – more than doubling Yuma's production output
- Diversified Asset Base and Inventory of Growth Opportunities
  - Low capex & high ROR opportunities with large inventory of PUDs

Merger Brings to Pro Forma Company:

- Substantial G&A Savings – Eliminating ~ $8 to 10 MM in annual G&A costs
- Operational Synergies – operated assets located in existing Yuma operating areas

1. Source: Proved Reserves estimated by Netherland, Sewell and Associates 12/31/2015 at SEC pricing WTI $50.28/Bbl & HH spot $2.56/MCF
2. 2Q 2016 Davis average daily production (BOEPD) as disclosed in the Form S-4

Merger Mechanics – Pro Forma Ownership


Yuma Common Stock
Preferred Converts 35:1 into Common
Yuma Series A Preferred Stock
Yuma Common Shareholders 38.9%
Davis Common Shareholders 61.1%
New Series D Preferred Stock
Exchanged for new preferred Series D
Davis Common Stock
Davis Preferred Stock

- Yuma common shareholders (including previous Series A preferred shareholders) will own 38.9% of the combined company
- Davis common shareholders will own 61.1% of the combined company
- Post-merger, Yuma will effect a 1 for 10 reverse stock split[1]
- Davis is the surviving entity for accounting purposes
- Yuma management team will retain the same roles

1. Not greater than 1 for 10 and not less than 1 for 20, the exact ratio to be determined by the Yuma board of directors

Combined Core Asset Map[1]

- **Liquids – rich portfolio of conventional & unconventional assets with a focus on onshore Louisiana & Texas**

Yuma Assets
Davis Assets
Oil production
Oil and gas production


Bakken
−674 net acres (~5% WI)
North Dakota
California
Louisiana
La Posada
−974 net acres (12.5% WI)
Masters Creek
−69,470 net acres (~54% to 100% WI)(2)
Chalktown
−1,560 net acres (23.4% WI)
El Halcon
−1,698 net acres (8.9% WI)
Amazon
−1,084 net acres (~48% WI) (2)
Cameron Canal
−773 net acres (100% WI)
Pleasure Island
−606 net acres (47.4% WI)
Lac Blanc
−1,090 net acres (~62.5% to 100% WI)
Chacahoula
−29 net acres (~27% WI)
California
−1,400 net acres
−(100% WI)
Livingston
−977 net acres (~39% WI) (2)
Main Pass
−713 net acres(37% to 91% WI)

1. Acreage numbers as of December 31, 2015 except for Amazon which reflects a March 2016 acquisition
2. Varies based upon partner participation

Merger Provides a Balanced Asset Base

Reserves[1], NPV10[1], and Production Metrics[1] (Percent)

Reserve Report Summary (12/31/2015)

Yuma Energy, Inc. (Pro Forma)

Total	Net Oil Mbbls	Net Gas MMcf	Net NGL Mbbls	Total Mboe	PV-10 $MM
PDP	1,834	8,968	502	3,831	45,412
PDNP	671	10,049	418	2,764	31,603
PUD	5,579	22,271	2,159	11,449	86,873
Proved	**8,084**	**41,288**	**3,079**	**18,043**	**163,888**

1P by Reserve Category %



PDP
21%
PDNP
15%
PUD
64%
PDP
PDNP
PUD

Reserve Report Commentary

- Based on December 31, 2015 Netherland Sewell SEC Reports
- SEC Prices as of December 31, 2015[(1)]
- Does not include reserve potential in categories beyond 1P
- Proved reserves approximately 62% Oil and NGLs

1P by Product BOE



NGL
17%
OIL
45%
GAS
38%
OIL
GAS
NGL

1. Source: Proved Reserves estimated by Netherland, Sewell and Associates 12/31/2015 at SEC pricing WTI $50.28/Bbl & HH spot $2.56/MCF

YUMA ENERGY

Post-Merger Growth Strategy

Leverage Stronger Balance Sheet & Improved Liquidity

- New borrowing base provides higher liquidity at closing
- G&A synergies lead to annual savings that improve cash flow
- Disciplined capital allocation leads to a strong balance sheet

Grow Production & Cash Flow with Existing Inventory

- Near-term growth by investing in low risk, low cost, high ROR projects
- Invest in prospect inventory economic at today's commodity prices

Actively Pursue Acquisitions/Mergers

- Demonstrated ability to get deals done
- Superior returns through focused M&A strategy

Pro Forma Company has Increased Liquidity & Cash Flow

Borrowing Base	New credit facility with a conforming $44 MM borrowing base at closing
G&A	G&A synergies expected to result in ~ $8-10MM of annual savings
Lifting Cost	Continue to reduce operating cost on a per barrel basis as demonstrated over last 18 months
Cash Flow	Strong cash flow immediately at closing Increase cash flow though low risk/high impact re-completions Divest of non-core assets to increase liquidity

Yuma & Davis Operations Review – 2015 - 2Q2016

Combined Company Historical Lease Operating Expense [1]



Yuma
Davis
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Thousands
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016

1. LOE includes all operating costs including marketing, transportation costs, ad valorem and severance taxes as disclosed in the Form S-4

Yuma & Davis Operations Review – 2015 - 2Q2016

Combined Company Historical Lifting Cost [1]



$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$/BOE
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016

1. Includes ONLY lease operating costs and transportation costs (excludes marketing costs, ad valorem and severance taxes) as disclosed in the Form S-4

Merger Provides a Balanced & Diversified Inventory

Disciplined capital allocation with diversified investments leads to growth

DIVERSIFIED & PREDICTABLE Production and Cash Flow

LOW CAPEX & HIGH ROR PROJECTS

RESOURCE PLAYS

3D PROSPECT INVENTORY

Solid Foundation for Growth

South Louisiana
Texas
California

Low Risk Growth at Today's Prices

Behind Pipe & Artificial Lift Projects

Lac Blanc
Bayou Hebert
Livingston

PUDs & Low Risk/High COS Prospects

Monterrey Shale
Livingston 3D

Repeatable Growth

Masters Creek
Chalktown
El Halcon
Bakken

High Impact Organic Growth

Lac Blanc 3D
Livingston 3D
Amazon 3D

M&A Focus

Proven Track Record

- Demonstrated ability to get deals done in a challenging environment
  – Davis Petroleum: shareholder meeting set Oct. 26th 2016 to vote on transaction
  – Pyramid: closed in Sept. 2014
- Focus on La & Tx Gulf Coast where we have experience & knowledge

Experienced Management Team & Board of Directors

- Strong management team with a diversified M&A background in both conventional & unconventional plays
- Board of Directors bring a lifetime of knowledge, industry contacts and a proven track record of success

Market Conditions are Ideal

- Industry trends are creating a "buyer's market" in the La & Tx Gulf Coast
- Improving commodity prices will lead to enhanced returns
- Focus on cash flow positive conventional & unconventional assets

South Central Louisiana – Lac Blanc Field

High value asset with high impact re-completion– Vermilion Parish, La

Asset Overview

Working interest	– 62.5% SiphD1 – 100% Siph D
Operator	– Davis
Acres	– 1,744 Gross (1,090 Net)
Formation(s)	– Miocene Siph Davisi

Discovery Map



LAC BLANC FIELD (2006)
CUM MY2016~2.3 MMBO & 96 BCF
Davis Petroleum Corp.
Lac Blanc Field
Vermilion Ph., LA
Siph D1 Pay Sand
Depth Structure Map
CI = 50 ft. July 2015

Siph D1 & Upr Siph D Logs



McMoran
Vermilion Parish, La.
T15S R1W
SL 18090 #2
RE-COMPLETION
Upper Siph D (18100' Sd)
33' Net Gas
McMoran
Vermilion Parish, La.
8 T15S R1W
SL 18090 #1
Current Rate:
7.9 mmcfd
143 bopd
ACTIVE
SIPH D 1
SHUT IN
Siph D1 (18700' Sd)
21' Net Gas
LKG -18,847
SI wellbore to re-complete to SIPH D Sand
Siph D2 (19200' Sd)
46 ' Net Gas
LKG -19,243
Siph D3 (19500' Sd)
13 ' Net Gas
LKG -19,498

Upside Potential

- **High impact re-completion**
  - **Low capex & 100^{+}% ROR**
  - **33ft of net pay**
- Deep Planulina prospect
  - 100ft plus potential net pay

Asset Provides

- **Predictable cash flow**
- SL 18090#1
  Current Prod.(Gross)
  ~7.9MMCFPD & 143BOPD

South Central Louisiana – Bayou Hebert Field

High value asset with high impact re-completions – Vermilion Parish, La

Asset Overview

Working interest	– **12.5%**
Operator	– PetroQuest
Acres	– 7,792 Gross (974 Net)
3-D seismic area	– 40 square miles
Formation(s)	– Lower Cris R at 17,700ft to 18,250ft

Discovery Map[1]


ERATH FIELD (1940)
CUM PROD 43 MMBO + 1.2 TCFG
TIGRE LAGOON FIELD (1947)
CUM PROD 20 MMBO + 421 BCFG
BAYOU HEBERT FIELD (2011)
CUM MID YR2016~1.8 MMBO & 97 BCF

Lower Cris R Log


Mar-2012
27 BCFG
479 MBC
Petroquest
No. 1-ST1 Thibodeaux
GR
M1RX
FUTURE RECOMPLETION
FUTURE RECOMPLETION
ACTIVE
L Cris R2 C Sand

Asset Provides

- **Predictable cash flow & future prod. growth**
- Current Prod.(Gross) ~43 MMCFPD & 900 BOPD

Upside Potential

- **High impact re-completions**
  - **Low capex & 100+% ROR**
  - **High producing rates**
- 1P sidetrack with up-dip multi-stacked pay sands
- Other behind pipe 2P re-completions

1. Source: IHS and Louisiana State Production Records

Southwest Louisiana – Cameron Canal Field

High impact producing asset – Cameron Parish, La

Asset Overview

Working interest	– **100%**
Operator	– Davis
Acres	– 773 (Gross and Net)
Formation(s)	– Milocene Het and Sub Alliance Sands

Discovery Map



Oustalet#1 (original)- Het1A Sand
Cum 307 MBO & 6.8 BCF
Up-Dip to Oustalet #1 HET 1A Sand
EE Broussard #1 ST2
Up-Dip New Drill

EE Broussard 1-ST2 Log- Het 1A



ACTIVE
13500
Avg Sw 27%
Avg Porosity 30%
Net Pay 24ft
~4.6MMCF/D
206 BO/D & 90 BW/D
11/64th Chk
& FTP 4400#

Asset Provides

- **Stable cash flow & low operating cost**
- Current Prod.(Gross) ~4.6 MMCFPD & 200 BOPD
- Up-Dip 2016 successful development well with clean high quality sand

Southeast Texas – Chalktown Field

Unconventional Liquids-Rich Play – Madison Co, Tx

Upper & Lower Lewisville X-Section & Discovery Map


A
A'
Upper Lewisville
Proved HZ Play- PDP & PUDS
Lower Lewisville
Probable & Possible HZ Play


Day Salt Dome
Barr Units A & B
Silver Oak wells
Vick Trust Unit B
Dean Unit
Chalktown AMI Outline
Chalktown 3D Seismic Outline
A
A'

Asset Overview

Working interest	– **23.36%**
Operator	– Contango Oil and Gas Co.
Acres	– 7,010 (1,560 Net acres to Davis)
Formation(s)	– Upper and Lower Lewisville (Woodbine sands) at 8,200ft to 9,000ft
Est. D,C&E Costs	– $4-5 MM/well (G)
EURs[1]	– 300-550 MBOE

Asset Provides

- **Predictable cash flow & future growth**
- Current Prod.(Gross) 6.0 MMCFPD & 500 BOPD

Upside Potential

- **Multiple Upr Lewisville HZ PUDS**
- Multiple Lwr Lewisville HZ PROB & POSS locations

1. EURs refers to Contango's (Operator) internal estimates of hydrocarbons potentially recoverable from successful drilling of wells as of September 2016 and may change as more data becomes available as well as the actual results of drilling and production. See Additional Information on page 3

Southeast Texas - Woodbine Horizontal Economics

Unconventional Liquids-Rich Play – Madison Co, TX

Assumptions[(a)]

Working interest	– 25% [1]
NRI	– 18.75%
Well $IP_{30\ day}$ (G)	– 460 BOPD & 690 MCFPD
EURs [3]	– 183 MBO, 2.0 BCF (515 MBOE) – Includes 213 MB NGLs
Est. D,C&E Costs	– $4.5 MM/well (G)
Depth & Lateral	– 8,600 ft. TVD & 6,000ft Lateral
% Liquids	– 67%

(a) Based on Company internal estimates. See additional information on page 3.

Drilling Economics[(2)]

WTI Oil Prices	$50/BO	$55/BO	$60/BO
Payout:	2.7 Yrs	2.1 Yrs	1.8 Yrs
ROI:	1.4x	1.6x	1.8x
IRR:	20.9%	30.5%	40.7%

F&D Cost: $10.43/BOE

Upr Lewisville Type Curve- 1,000ft Spacing



BOPD, MCFPD
10,000
1,000
100
10
0
10
20
30
40
Months
Oil
Gas

Oil Price Sensitivity



WTI Oil Price ($/Bbl) vs. IRR (%)
IRR (%)
60
50
40
30
20
10
0
$45
$50
$55
$60
$65
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 18-25%)
2. Assumes Henry Hub Natural Gas Prices of $2.50
3. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. Per well economics based on 8/8ths and average 1,000 foot spacing case assumed. See Additional Information on page 3

Southeast Louisiana – Livingston 3D

3-D Seismic Delineated Oil Play – Livingston & St. Helena Parishes

Asset Overview

Working interest	– **~39%**
Operator	– Yuma
Acres	– 3,023 Gross (977 Net)
3-D seismic area	– 138 square miles
Formation(s)	– Wilcox sand (oil) at 10,000ft – Tuscaloosa sand (oil) at 15,000ft
Est. D,C&E Costs	– $2.4-2.6 MM/well (G) Wilcox – $3.8-4.0 MM/well (G) Tuscaloosa

Asset Provides

- **Delineated prospects ready to drill at today's prices**
- Multiple Yuma discoveries
- Current Prod.(Gross)~500 BOPD
- Tuscaloosa cumulative to date~370MBO
- Wilcox cumulative to date ~285MBO

Discovery Map



BEAVER DAM CREEK FIELD ('89)
L. Tuscaloosa
CUM: 6.1 MMBO + 2.2 BCFG
LOCKHART CROSSING FIELD ('82)
L. Tuscaloosa
CUM: 84 BCFG + 4.3 MMBO
LOCKHART CROSSING FIELD ('82)
Wilcox
CUM: 19.1 MMBO + 19 BCFG
2010 YUMA DISCOVERY
Beaver Dam Creek Field
Olympic Prospect
2012 YUMA DISCOVERY
Bills Branch Field
Sequoia Prospect
2013 YUMA DISCOVERY
North Livingston Field
Musial Prospect
3D Outline
138 Sq. Miles
STEWARD BRANCH FIELD ('84)
CUM: 277 MBO
YUMA

Upside Potential

- **Potential recoverable hydrocarbons[1] – 6 to 11 MMBO (Gross)**
- Multiple artificial lift & prod. enhancing projects
  - Low cost & 100% ROR

1. Potential recoverable hydrocarbons refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3

Livingston 3D – Tuscaloosa Vertical Play Economics

Conventional oil play – Economic at current oil prices

Assumptions[a]

Working interest	– 100%[1]
NRI	– 75%
Well $IP_{30\ day}$ (G)	– 250 BOPD
EURs[2]	– 460 MBO
Est. D,C&E Costs	– $3.9 MM/well
Depth	– 15,000ft TVD

(a) Based on Company internal estimates. See additional information on page 3.

Tuscaloosa Type Curve



1000
100
10
1
BOPD
1
12
24
36
48
60
72
84
96
108
120
Months

Drilling Economics

WTI Oil Prices	$40/BO	$50/BO	$60/BO
Payout:	3.1 Yrs	2.4 Yrs	2.1 Yrs
ROI:	2.2x	3.0x	3.7x
IRR:	30.0%	48.4%	68.3%

F&D Cost: $11.42/Bbl

Oil Price Sensitivity



WTI Oil Price ($/Bbl) vs. IRR (%)
90
80
70
60
50
40
30
20
IRR (%)
$40
$45
$50
$55
$60
$65
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 44-100%)
2. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3

California – Shallow Decline and Long Life Reserves

U.S. conventional oil play – Kern and Santa Barbara Counties

Asset Overview [1]

Working interest	– **100%**
Operator	– Yuma
Acres	– 1,400 net acres
Formation(s)	– Pliocene, Miocene, Oligocene & Eocene age
Depth TVD	– 800- 6,300ft

Upside Potential

- **Multiple PUD & PROB opportunities economic at today's prices**
- EURs[2] Monterrey well ~ 170 MBO(G)

California Leasehold Map



Lost Hills
Carneros Creek
Mid Way Sunset
Cat Canyon

Cat Canyon Field & Monterrey Shale EUR Distribution



Cat Canyon Field
Probability Chart
Toolbox v4-3-104b September 2010
Monterey Shale
P10
720 MBO
P50
170 MBO
P90
27 MBO

1. Yuma is considering the divestiture of its California assets
2. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3

California – Monterrey Shale Vertical Play Economics
U.S. Conventional oil play – Economic at current oil prices

Assumptions[(a)]

Working interest	– **100%**[1]
NRI	– 80%
Well $IP_{30\ day}$ (G)[(a)]	– 75 BOPD
EURs[2]	– 170 MBO
Est. D,C&E Costs	– $1.5 MM/well
Depth	– 6,300ft

(a) Based on Company internal estimates. See additional information on page 3.

Monterrey Type Curve



100
10
1
BOPD
0
10
20
30
Months

Drilling Economics

WTI Oil Prices	$40/BO	$50/BO	$60/BO
Payout:	4.3 Yrs	3.4 Yrs	2.8 Yrs
ROI:	2.8x	3.7x	4.6x
IRR:	26.3%	40.3%	56.6%

F&D Cost: $11.10/Bbl

Oil Price Sensitivity



WTI Oil Price ($/Bbl) vs. IRR (%)
70
60
50
40
30
20
IRR (%)
$40
$45
$50
$55
$60
$65
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 50-100%)
2. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3

Southwest Louisiana – Masters Creek Field

Top tier U.S. unconventional oil play – Beauregard, Rapides, & Vernon Parishes

Asset Overview

Working interest	– ~54% to 100%[1]
Operator	– Yuma
Acres	– 99,721 Gross (69,470 Net)[(a)]
Formation(s)	– Austin Chalk at 14,000ft to 15,000ft – Opposing laterals 2,500ft to 4,000ft
Est. D,C&E Costs	– $7.5-8.0 MM/well (G)
EURs[2]	– 400 to 540 MBOE (P50)

(a) Acreage as of 12/31/2015

Yuma Leasehold – Greater Masters Creek Area[2]



Yuma Operated Acreage
Yuma Non-Operated Acreage
Producing Units 1,200 – 2,500 Acres
Infill Locations
Existing Wells

Austin Chalk "A" HZs- Performance



R² = 0.6971
P50 Case 340MBO
Max 30-day IP, BO/day
3,000
2,500
2,000
1,500
1,000
500
0
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
Cumulative Production, BO

- Edge Defining Wells
- Mechanical Issue Wells
- A.Chalk "B"-zone Wells
- A.Chalk "A"-zone Wells

Upside Potential

- **Acreage in "sweet spot" of Austin Chalk Trend**
- Seeking JV partner to continue play development
- Naturally fractured & over-pressured reservoir
- Down-space concept (current 1,200-2,500 acres/well)
- Proposed well spacing 640-800 acres/well
- Potential for 100+ infill locations[(b)]
- Infrastructure in place – SWD, facilities and pipelines

(b) Assumes additional leasing

1. Varies based upon partner participation
2. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3

Austin Chalk – Infill Program Economics

Top tier U.S. unconventional oil play – Beauregard, Rapides, & Vernon Parishes

Assumptions(a)

Working interest	– 100% [1]
NRI	– 75%
Well $IP_{30\ day}$ (G)	– 1,100 BOPD & 4 MMCFPD
EURs[2]	– 340 MBO, 1.2 BCF (540 MBOE) – Includes 86 MB NGLs
Est. D,C&E Costs	– $7.6 MM/well (G)
Depth & Lateral	– 15,000ft TVD & 7,000ft Lateral
% Liquids	– 79%

(a) Based on Company internal estimates. See additional information on page 3.

Drilling Economics(a)

WTI Oil Prices	$40/BO	$50/BO	$60/BO
Payout:	2.5 Yrs	1.7 Yrs	1.4 Yrs
ROI:	1.2x	1.5x	1.9x
IRR:	21.7%	59.9%	100+%

F&D Cost: $16.52/BOE

(a) Assumes Henry Hub Natural Gas Prices of $2.50

Austin Chalk "A" Type Curve


Type Curve
BOPD,MCFPD
10,000
1,000
100
10
1
1
12
24
36
48
60
72
84
96
108
120
Months
Gas
Oil

Oil Price Sensitivity


WTI Oil Price ($/Bbl) vs. IRR (%)
IRR (%)
110
100
90
80
70
60
50
40
30
20
$40
$45
$50
$55
$60
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 25-100%)
2. EURs refers to management's internal estimates of hydrocarbons potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3

Appendix

Yuma Energy, Inc.
(NYSE MKT) – YUMA



Yuma Energy, Inc. Management Team (Post-Merger)



Sam L. Banks has been Yuma's Chief Executive Officer and Chairman of the Board of Directors since the closing of the merger on September 10, 2014 and also President since October 10, 2014. He was the Chief Executive Officer and Chairman of the board of directors of Yuma Co. and its predecessor since 1983. He was also the founder of Yuma Co. He has 38 years of experience in the oil and gas industry, the majority of which he has been leading Yuma Co. Prior to founding Yuma Co., he held the position of Assistant to the President of Tomlinson Interests, a private independent oil and gas company. Mr. Banks graduated with a Bachelor of Arts from Tulane University in New Orleans, Louisiana, in 1972, and in 1976 he served as Republican Assistant Finance Chairman for the re-election of President Gerald Ford, under former Secretary of State, Robert Mosbacher.



Paul D. McKinney has been Yuma's Executive Vice President and Chief Operating Officer since October 2014. Mr. McKinney served as a petroleum engineering consultant for Yuma's predecessor from June 2014 to September 2014 and for Yuma from September 2014 to October 2014. Mr. McKinney served as Region Vice President, Gulf Coast Onshore, for Apache Corporation from 2010 through 2013, where he was responsible for the development and all operational aspects of the Gulf Coast region for Apache. Prior to his role as Region Vice President, Mr. McKinney was Manager, Corporate Reservoir Engineering, for Apache from 2007 through 2010. From 2006 through 2007, Mr. McKinney was Vice President and Director, Acquisitions & Divestitures for Tristone Capital, Inc. Mr. McKinney commenced his career with Anadarko Petroleum Corporation and held various positions with Anadarko over a 23 year period from 1983 to 2006, including his last title as Vice President of Reservoir Engineering, Anadarko Canada Corporation. Mr. McKinney has a Bachelor of Science degree in Petroleum Engineering from Louisiana Tech University.



James J. Jacobs has been Yuma's Chief Financial Officer, Treasurer and Corporate Secretary since December 2015. He served as Yuma's Vice President – Corporate and Business Development immediately prior to his appointment as Chief Financial Officer in December 2015 and has been with Yuma since 2013. He has 15 years of experience in the financial services and energy sector. In 2001, Mr. Jacobs worked as an Energy Analyst at Duke Capital Partners. In 2003, Mr. Jacobs worked as a Vice President of Energy Investment Banking at Sanders Morris Harris where he participated in capital markets financing, mergers and acquisitions, corporate restructuring and private equity transactions for various sized energy companies. From 2006 through 2013, Mr. Jacobs was the Chief Financial Officer, Treasurer and Secretary at Houston America Energy Corp., where he was responsible for financial accounting and reporting for U.S. and Colombian operations, as well as capital raising activities. Mr. Jacobs graduated with a Master's Degree in Professional Accounting and a Bachelor of Business Administration from the University of Texas in 2001.

Yuma Energy, Inc. Board of Directors (Post-Merger)

Richard K. Stoneburner, Non-executive Chairman of the Board, has served as a director and member of Yuma's compensation committee since the closing of the merger on September 10, 2014. He has served as a director of Yuma Co. since November 2013. He began his career as a geologist in 1977. Mr. Stoneburner joined Petrohawk Energy in 2003, where he led Petrohawk's exploration program from 2005 to 2007 prior to serving as the company's President and COO from 2007 to 2011. When BHP Billiton acquired Petrohawk in 2011, he was appointed President of the North America Shale Production Division where he managed operations in the Fayetteville Shale, the Haynesville Shale, the Eagle Ford Shale, and the Permian Basin divisions. Mr. Stoneburner currently serves on the Board of Directors of Tamboran Resources Limited and serves as a Managing Director to the private equity firm Pine Brook Partners. Prior to his appointment as Director, Mr. Stoneburner was a Board Advisor to Yuma Co. from July 2013 through November 2013. Mr. Stoneburner has a bachelor's degree in geology from the University of Texas and a master's degree in geological sciences from Wichita State University.

Sam L. Banks, Chief Executive Officer & Director – See Management summary.

James W. Christmas, Director, has served as a director and member of Yuma's audit and compensation committees since the closing of the merger on September 10, 2014. He has served as a director of Yuma Co. since November 2013. Mr. Christmas began serving as a director of Petrohawk Energy Corporation ("Petrohawk") on July 12, 2006, effective upon the merger of KCS Energy, Inc. ("KCS") into Petrohawk. He continued to serve as a director, and as Vice Chairman of the Board of Directors, for Petrohawk until BHP Billiton acquired Petrohawk in August 2011. He also served on the audit committee and the nominating and corporate governance committee. Mr. Christmas served as a member of the Board of Directors of Petrohawk, a wholly-owned subsidiary of BHP Billiton, and as chair of the financial reporting committee of such board from August 2013 through September 2014. Since February 2012, Mr. Christmas has served on the board of directors of Halcón Resources Corporation ("Halcón") as Lead Outside Director and serves as chairman of its audit committee. On January 29, 2014, Mr. Christmas was appointed to the Board of Directors of Rice Energy, Inc., and serves as chairman of its audit committee and as a member of its compensation committee. He also serves on the Advisory Board of the Tobin School of Business of St. John's University. He served as President and Chief Executive Officer of KCS from 1988 until April 2003 and Chairman of the Board and Chief Executive Officer of KCS until its merger into Petrohawk. Mr. Christmas was a Certified Public Accountant in New York and was with Arthur Andersen & Co. from 1970 until 1978 before leaving to join National Utilities & Industries ("NUI"), a diversified energy company, as Vice President and Controller. He remained with NUI until 1988, when NUI spun out its unregulated activities that ultimately became part of KCS. As an auditor and audit manager, controller and in his role as CEO of KCS, Mr. Christmas was directly or indirectly responsible for financial reporting and compliance with SEC regulations, and as such has extensive experience in reviewing and evaluating financial reports, as well as in evaluating executive and board performance and in recruiting directors. He has extensive experience in oil and gas company growth issues, with a focus on capital structure and business development strategies. Prior to his appointment as a Director, Mr. Christmas was a Board Advisor to Yuma Co. from August 2012 through November 2013. Mr. Christmas received a bachelor's degree in accounting and an honorary degree of commercial science from St. John's University.

Yuma Energy, Inc. Board of Directors (Post-Merger)

Stuart E. Davies, CFA, Director, has served as a director of Davis since 2006. Mr. Davies also serves as a Managing Director at Bain Capital Credit ("BCC"). Mr. Davies joined Bain Capital Credit in 1999. He is a Managing Director and the Chief Investment Officer of BCC's Opportunistic Credit business. He serves as the Portfolio Manager for the BCC's Credit Opportunities funds and BCC's separate accounts in opportunistic credit. Prior to his current role, Mr. Davies was responsible for investments in the Metals and Mining sectors and ran BCC's Middle Market Group from 1999 to 2008. Previously, he worked at the Prudential Capital Group, where he originated private placements and managed a portfolio of private placement investments primarily in the industrial manufacturing, mining, and service industries. In addition to serving as a Director of Davis, Mr. Davies serves as a Director of White Oak Energy and an Advisor of Nicolet Capital Partners, LLC. Mr. Davies is a Chartered Financial Analyst. He received an M.B.A. from the MIT Sloan School of Management and a B.A. from Yale University.

Frank A. Lodzinski, Director, has served as a director and member of Yuma's audit committee since the closing of the merger on September 10, 2014. He has served as a director of Yuma Co. since August 2012. He has more than 44 years of oil and gas industry experience. In 1984, Mr. Lodzinski formed Energy Resource Associates, Inc., which acquired management and controlling interests in oil and gas limited partnerships, joint ventures and producing properties. Certain partnerships were exchanged for common shares of Hampton Resources Corporation in 1992, which Mr. Lodzinski joined as a director and President. Hampton was sold in 1995 to Bellwether Exploration Company. In 1996, Mr. Lodzinski formed Cliffwood Oil & Gas Corp. and in 1997, Cliffwood shareholders acquired a controlling interest in Texoil, Inc., where Mr. Lodzinski served as a director, Chief Executive Officer and President. In 2001, Mr. Lodzinski was appointed a director, Chief Executive Officer and President of AROC, Inc., to manage the restructuring and ultimate liquidation of that company. In 2003, AROC completed a monetization of oil and gas assets with an institutional investor and began a plan of liquidation. In 2004, Mr. Lodzinski formed Southern Bay Energy, LLC, the general partner of Southern Bay Oil & Gas, L.P., which acquired the residual assets of AROC, Inc., where he served as the managing member and President of Southern Bay Energy, LLC upon its formation. The Southern Bay entities were merged into GeoResources in April 2007. Mr. Lodzinski served as a director, Chief Executive Officer and President of GeoResources, Inc. from April 2007 until its merger with Halcón in August 2012. He served as President and Chief Executive Officer of Oak Valley Resources, LLC from its formation in December 2012 until the closing of its strategic combination with Earthstone Energy, Inc. ("Earthstone") in December 2014. Since December 2014, Mr. Lodzinski has served as Chairman, President and Chief Executive Officer of Earthstone. He holds a BSBA degree in Accounting and Finance from Wayne State University in Detroit, Michigan.

Yuma Energy, Inc. Board of Directors (Post-Merger)

Neeraj Mital, Director, has served as a director of Davis since 2009. He was formerly a Senior Managing Director of Evercore Partners Inc., a New York-based global investment banking advisory and investment management firm, and Co-Head of its private equity business. Mr. Mital has twenty-seven years of experience in principal investing and mergers and acquisitions. Prior to joining Evercore in 1998, he was a Managing Director at The Blackstone Group. From 1989 through 1991, Mr. Mital was with Salomon Brothers Inc. Prior to joining Salomon Brothers, he was a CPA with Price Waterhouse. Mr. Mital has also served on the Board of Directors of Sentral Energy, Ltd. since 2015 and Alliantgroup, LP since 2006. He received a B.S. in economics from The Wharton School at the University of Pennsylvania.

J. Christopher Teets, Director, has been a partner of Red Mountain Capital Partners LLC ("Red Mountain"), an investment management firm, since February 2005. Before joining Red Mountain, Mr. Teets was an investment banker at Goldman, Sachs & Co. Mr. Teets joined Goldman, Sachs & Co. in 2000 and was made a Vice President in 2004. Prior to Goldman, Sachs & Co., Mr. Teets worked in the investment banking division of Citigroup. Mr. Teets has also served as a director of Marlin Business Services Corp., since May 2010, as a director of Nature's Sunshine Products, Inc., since December 2015 and as a director of Air Transport Services Group, Inc. since February 2009. Mr. Teets also previously served as a director of Encore Capital Group, Inc. from May 2007 until June 2015, and Affirmative Insurance Holdings, Inc., from August 2008 until September 2011. He holds a bachelor's degree from Occidental College and an MSc degree from the London School of Economics.